UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2026

Spruce Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39594	81-2154263
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 Gateway Boulevard, Suite 740
South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 415-343-5986

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SPRB	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On February 5, 2026, Spruce Biosciences, Inc. (the “Company”) issued a press release announcing that data presented at the 22nd Annual WORLDSymposium™ (the “Conference”) demonstrate that the long-term administration of tralesinidase alfa enzyme replacement therapy (“TA-ERT”) resulted in rapid and durable reduction of heparan sulfate and preserved cognitive and non-cognitive outcomes in patients with Sanfilippo Syndrome Type B (“MPS IIIB”) relative to natural history patients (the “Presentation”). In addition, the press release announced that the Company presented a case study of two siblings at the Conference. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K under Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and will not be incorporated by reference into any filing by the Company under the Securities Act of 1933, or the Exchange Act, unless specifically identified as being incorporated therein by reference.

Item 8.01 Other Events.

The Presentation included final results from the Company’s new analyses of its existing data from Observational Study 902 and Interventional Studies 250-201, 250-202, and 250-401 for the treatment of MPS IIIB using the validated Vineland Adaptive Behavior Scales, Second Edition (“VABS-II”) scale. These new analyses showed that TA-ERT treatment was associated with a stabilization in receptive and expressive communication, as well as both fine and gross motor skills, compared to a decline in these outcomes in untreated natural history patients. An excerpt from the Presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the

Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements regarding, among other things, the ability to seek accelerated approval of TA-ERT for MPS IIIB based on existing clinical data; the timing and likelihood of regulatory filings and approvals for TA-ERT, including advancing this program through a biologics license application submission and potential U.S. FDA approval; the potentially transformative clinical impact for TA-ERT; and TA-ERT’s potential to be the first and best-in-class disease-modifying therapy to treat MPS IIIB. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “anticipate,” “could,” “will,” “potential,” “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, risks and uncertainties associated with the Company’s business in general, the impact of geopolitical and macroeconomic events, and other risks and uncertainties described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, its subsequently filed Quarterly Reports on Form 10-Q, and the other documents the Company files from time to time with the U.S. Securities and Exchange Commission. These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of Spruce Biosciences, Inc., dated February 5, 2026.
99.2	Excerpt from Spruce Biosciences, Inc.’s Presentation, dated February 5, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spruce Biosciences, Inc.

Date: February 5, 2026	By:	/s/ Samir Gharib
Samir Gharib
President and Chief Financial Officer